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                                                                Exhibit 10.16(c)

                           PLAYBOY ENTERPRISES, INC.

Mr. John Chan Chun Tung                                         July 21, 1992
Chaifa Investment, Limited
Unit 1, 17/F Westlands Centre
20 Westlands Road
Quarry Bay, HONG KONG

Dear Mr. Chan:

     This letter, when the enclosed copy has been signed, dated and returned by you, will evidence our mutual agreement to amend the Product License Agreement between Chaifa Investment, Limited ("Licensee") and Playboy Enterprises, Inc. ("Licensor") dated as of March 4, 1991 (the "Agreement") as follows:

     1. The Agreement will be extended for five (5) additional License Years (from January 1, 1995 through December 31, 1999), unless earlier terminated as provided under the Agreement.

     2. The Guaranteed Royalty for each such additional License Year shall be $50,000.00. U.S.

     3. The Earned Royalty for each such additional License Year shall be five percent (5%) of net sales of the Products.

     4. Except as modified above, all of the other terms and conditions of the Agreement shall remain in full force and effect.

     If the above accurately sets forth your understanding of our agreement, please sign, date and return the enclosed copy of this letter.

                                            Very truly yours,

                                            PLAYBOY ENTERPRISES, INC.


For and on behalf of
CHAIFA INVESTMENT LIMITED                By: /s/ M.E. Levenson
                                            ---------------------------
/s/ John Chan Chun Tung                      M.E. Levenson
- ------------------------------               Senior Vice President
      Authorized Signature                   Product Licensing



ACCEPTED and AGREED to:

CHAIFA INVESTMENT, LIMITED

By:    JOHN CHAN CHUN TUNG
   ---------------------------------
Title: DIRECTOR & GENERAL MANAGER
      ------------------------------
Date: 31 JULY 1992
     -------------------------------


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